SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

The Company evaluated all events that occurred up to September 29, 2022 and determined that no events that would have required adjustment or disclosure in the condensed consolidated financial statements except the following.

Subsequent to June 30, 2022, the Company modified its drilling plan for Kruh Block. The Company’s most recently announced plan was to drill a total of 18 wells at Kruh Block (including those already drilled during 2021 and to date in 2022) through the end of 2024. These new wells are in addition to the pre-existing producing wells at Kruh Block. The Company completed the drilling of 2 wells at Kruh Block in 2021 and 2 wells in 2022. Starting in the fourth quarter of 2022, the Company plans to commence a new seismic program at Kruh Block, which includes data acquisition, processing and interpretation. The total program is expected to take approximately 10 to 12 months. The result of this seismic program is expected to help the Company estimate the size and potential of new oil and gas reservoirs recently discovered and upgrade some of its unproved reserves to the proved reserves category for Kruh Block. The Company plans to resume drilling at Kruh Block after the seismic program is completed. With this new schedule, the Company anticipates that its current Kruh Block drilling program (consisting of an additional 14 new wells) would be complete by the end of 2025 rather than the end of 2024.

On August 18, 2022, L1 Capital elected to further convert $300,000 principal amount of the Notes into Ordinary Shares at $6 per share. On the same day, L1 Capital exercised 185,000 warrants to purchase a like number of Ordinary Shares at a price of $6.00 per share for proceeds to the Company of $1,110,000. On August 29, 2022, L1 Capital exercised an additional 90,000 warrants to purchase a like number of Ordinary Shares at a price of $6.00 per share for proceeds to the Company of $540,000.

On July 22, 2022, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Sales Agent”), acting as the Company’s sales agent, pursuant to which the Company may offer and sell, from time to time, to or through the Sales Agent, Ordinary Shares (the “ATM Shares”) having an aggregate gross offering price of up to $20,000,000. Under the ATM Agreement, the ATM Shares, if offered and sold by the Company, will be offered and sold pursuant to a prospectus dated February 16, 2021 and a prospectus supplement, dated July 22, 2022, that form a part of the Company’s shelf registration statement on Form F-3 (File No. 333-252520), which registration statement was declared effective by the Securities and Exchange Commission on February 16, 2021. On August 25, 2022, the Company sold 177,763 ATM Shares at $10.7407 per share for net proceeds (after Sales Agent commissions) of $1,801,193. On August 25, 2022, the Company sold an additional 280,612 ATM Shares at $10.1090 per share for net proceeds (after Sales Agent commissions) of $2,750,449.

On September 19, 2022, the $980,452 outstanding under the bank overdraft loan described in note 7 was fully repaid.